UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2021, Cerberus Cyber Sentinel Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Company, Southford Equities, Inc., a British Virgin Islands based company (“Arkavia”) and David Esteban Alfaro Medina, Roberto Andrés Arriagada Poblete and Camilo Orlando Garrido Briones, being all of the owners of Arkavia (“Shareholders”). Pursuant to the Agreement, Arkavia shall, and the Shareholders shall cause Arkavia to sell to the Company all of the issued and outstanding equity securities of Arkavia (the “Arkavia Shares”). The aggregate purchase price for the Arkavia Shares was 3,100,000 shares of the Company’s common stock.

Arkavia, a cybersecurity services company headquartered in Santiago, Chile, is oriented to solve problems with the best technological alternatives and their recognized IT Engineering services. Founded in 2010, Arkavia provides consulting, delivery, MSSP and network monitoring services to a diversified client base throughout South America. With years of experience backed by multiple certifications of its specialists, Arkavia’s customers include multiple leading brands in the market in each important business segment.

The foregoing description does not purport to describe all of the terms and provisions of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The shares of the Company’s common stock issued to the Shareholder described under Item 1.01 above were not registered under the Securities Act of 1933, as amended, in reliance upon an exemption from registration under Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement and among Cerberus Cyber Sentinel Corporation, Southford Equities, Inc., a British Virgin Islands based company and David Esteban Alfaro Medina, Roberto Andrés Arriagada Poblete and Camilo Orlando Garrido Briones, dated December 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

December 6, 2021

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